EXHIBIT 99.1

LETTER OF TRANSMITTAL

SPEEDWAY MOTORSPORTS, INC.

OFFER TO EXCHANGE

$100,000,000 AGGREGATE PRINCIPAL AMOUNT OF

6 3/4% SENIOR NOTES DUE 2019

(CUSIP NOS. 847788 AR7 AND U84570 AG2)

FOR

$100,000,000 AGGREGATE PRINCIPAL AMOUNT OF

6 3/4% SENIOR NOTES DUE 2019

(CUSIP NO. 847788 AQ9)

THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

PURSUANT TO THE PROSPECTUS DATED                     , 2013

THE EXCHANGE OFFER WILL EXPIRE AT MIDNIGHT CHARLOTTE, NORTH CAROLINA TIME, ON                     , 2013, UNLESS EXTENDED BY SPEEDWAY MOTORSPORTS, INC. TENDERS MAY BE WITHDRAWN PRIOR TO MIDNIGHT, CHARLOTTE, NORTH CAROLINA TIME, ON THE EXPIRATION DATE.

By Messenger, Mail or Overnight Delivery:

U.S. Bank National Association

60 Livingston Avenue

St. Paul, Minnesota 55107

Attention: Specialized Finance

By Facsimile Transmission

(Eligible Institutions Only):

(651) 466-7372

Attention: Specialized Finance

Confirm by Telephone

(800) 934-6802

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE IT IS COMPLETED.

The undersigned acknowledges receipt of the prospectus, dated             , 2013 (the “Prospectus”), of Speedway Motorsports, Inc., a Delaware corporation (the “Company”), and this Letter of Transmittal (this “Letter”), which together constitute the Company’s offer to exchange (the “Exchange Offer”) an aggregate principal amount of up to $100,000,000 of the Company’s 6 3/4% Senior Notes due 2019 (the “Exchange Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of the Company’s issued and outstanding 6 3/4% Senior Notes due 2019 (the “Private Notes”), subject to the terms and conditions set forth therein and herein. The Exchange Offer does not include the $150,000,000 in aggregate principal amount of 6 3/4% Senior Notes due 2019 that the Company issued on February 3, 2011 and were exchanged for substantially identical notes registered under the Securities Act effective April 8, 2011. Recipients of the Prospectus should carefully read the Prospectus, including the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

For each Private Note accepted for exchange, the holder of such Private Note will receive an Exchange Note having a principal amount equal to that of the surrendered Private Note. The terms of the Exchange Notes are substantially identical to the terms of the Private Notes, except that the transfer restrictions, registration rights and additional interest provisions relating to the registration rights will not apply to the Exchange Notes.

The Company reserves the right, in its sole discretion, (1) to extend the Exchange Offer, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended, (2) if any of the conditions set forth under the caption “The Exchange Offer—Conditions” in the Prospectus have not been satisfied, to delay accepting any Private Notes or to amend or terminate the Exchange Offer, by giving oral or written notice of such delay, extension, amendment or termination to U.S. Bank National Association (the “Exchange Agent”), and (3) to amend the terms of the Exchange Offer in any manner. If the Exchange Offer is amended in a manner determined by the Company to constitute a material change, including the waiver of a material condition, (a) the Company will promptly disclose such amendments by means of a prospectus supplement that will be distributed to the registered holders of the Private Notes, and (b) the Exchange Offer period will be extended, if necessary, such that at least five business days will remain in the Exchange Offer period following notice of such material change. In order to extend the Exchange Offer, the Company will notify the Exchange Agent of any extension by oral or written notice and will make a public announcement thereof, each prior to 9:00 a.m., Charlotte, North Carolina time, on the next business day after the previously scheduled Expiration Date.

This Letter is to be completed by a holder of Private Notes either if certificates are to be forwarded herewith or if a tender of certificates for Private Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in “The Exchange Offer—Book-Entry Transfer” section of the Prospectus and an Agent’s Message (as defined below) is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter. The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such participant.

Holders of Private Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Private Notes into the Exchange Agent’s account at the Book-Entry Transfer Facility (a “Book-Entry Confirmation”) and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Private Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. See Instruction 1.

Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Private Notes to which this Letter relates. If the space provided below is inadequate, the Private Note numbers and principal amount of Private Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF PRIVATE NOTES	1	2	3
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) (PLEASE FILL IN, IF BLANK)	CERTIFICATE NUMBER(S)*	PRINCIPAL AMOUNT OF PRIVATE NOTE(S)	PRINCIPAL AMOUNT TENDERED**

	TOTAL

* Need not be completed if Private Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Private Notes indicated in column 2. See Instruction 2. Private Notes tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED PRIVATE NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:                                                Transaction Code Number:

By crediting the Private Notes to the Exchange Agent’s account at the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated Agent’s Message in which the holder of the Private Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owner(s) of such Private Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner(s) as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

☐	CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

Account Number:                                       Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Private Notes, it represents that the Private Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, including the delivery of a prospectus that contains information with respect to any selling holder required by the Securities Act in connection with any resale of the Exchange Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Private Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Private Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Private Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Private Notes, with full power of substitution, among other things, to cause the Private Notes to be assigned, transferred and exchanged.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Private Notes, and to acquire Exchange Notes issuable upon the exchange of such tendered Private Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

The undersigned also acknowledges that the Exchange Offer is being made by the Company in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties. The Company believes that Exchange Notes may be offered for resale, resold or otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act or that tenders Private Notes for the purpose of participating in a distribution of the Exchange Notes) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business, and such holders have no arrangement or understanding with any person to participate in the distribution of the Exchange Notes. However, the Company does not intend to request that the SEC consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter and therefore the Company cannot guarantee that the staff of the SEC would make a similar determination with respect to the Exchange Offer. The undersigned acknowledges that if the interpretation of the Company of the above mentioned no-action letters is incorrect, such holder may be held liable for any offers, resales or transfers by the undersigned of the Exchange Notes that are in violation of the Securities Act. The undersigned further acknowledges that neither the Company nor the Exchange Agent will indemnify any holder for any such liability under the Securities Act.

The undersigned represents and warrants that:

•	such holder is not an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act;

•	the Exchange Notes acquired in the Exchange Offer will be obtained in the ordinary course of such holder’s business;

•

neither such holder nor, to the actual knowledge of such holder, any other person receiving Exchange Notes from such holder, has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes;

•	if the holder is a broker-dealer, such holder is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes; and

•

if such holder is a broker-dealer, the Private Notes being tendered for exchange were acquired for its own account as a result of market-making activities or other trading activities (and not directly from the Company), and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the Exchange Notes received in respect of such Private Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus in connection with the resale of the Exchange Notes, the undersigned will not be deemed to admit that the undersigned is an “underwriter” within the meaning of the Securities Act, and such holder will comply with the applicable provisions of the Securities Act with respect to resale of any Exchange Notes.

Any holder of Private Notes who is an affiliate of the Company who tenders Private Notes in the Exchange Offer for the purpose of participating in the distribution of the Exchange Notes:

•	may not rely on the position of the staff of the SEC enunciated in its series of interpretive no-action letters with respect to exchange offers; and

•	must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer—Conditions.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Private Notes tendered hereby, and, in such event the Private Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned (unless otherwise indicated under “Special Delivery Instructions” below). For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Private Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent, with written confirmation of any oral notice to be given promptly thereafter, and complied with the applicable provisions of the Registration Rights Agreement.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Private Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal Rights” section of the Prospectus.

Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Private Notes for any Private Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Private Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing Private Notes for any Private Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Private Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF PRIVATE NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE PRIVATE NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if certificates for Exchange Notes and/or Private Notes not exchanged are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) on this Letter above, or if Private Notes delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue Exchange Notes and/or Private Notes to:

Name(s):

(PLEASE TYPE OR PRINT)

(PLEASE TYPE OR PRINT)

Address:

(INCLUDING ZIP CODE)

Credit unexchanged Private Notes delivered by book-entry transfer to the Book-Entry Transfer facility account set forth below.

(Book-Entry Transfer Facility

Account Number, if applicable)

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if certificates for Private Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above or to such person(s) at an address other than shown in the box entitled “Description of Private Notes” on this Letter above.

Mail Exchange Notes and/or Private Notes to:

Name(s):

(PLEASE TYPE OR PRINT)

(PLEASE TYPE OR PRINT)

Address:

(INCLUDING ZIP CODE)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU HEREOF OR THEREOF (TOGETHER WITH THE CERTIFICATES FOR PRIVATE NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO MIDNIGHT, CHARLOTTE, NORTH CAROLINA TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS) (Please Complete Accompanying Substitute Form W-9) x x

Signature(s) of Registered Owner(s)	Date

Area Code and Telephone Number:

If a holder is tendering any Private Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Private Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Print or Type)

Capacity:

Address:

(Including Zip Code)

SIGNATURE GUARANTEE

(If Required by Instruction 3)

Signature(s) Guaranteed by

an Eligible Institution:

(Authorized Signature)

(Title)

(Name and Firm)

Dated:                     , 2013

TO BE COMPLETED BY ALL TENDERING HOLDERS

(SEE INSTRUCTION 5)

PAYOR’S NAME: SPEEDWAY MOTORSPORTS, INC.
SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1 – PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN: Social Security Number OR Employer Identification Number

Part 2 – TIN Applied for  ☐

CERTIFICATION: Under penalties of perjury, I certify that:

(1) the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding,

(3) I am a U.S. citizen or other U.S. person for federal tax purposes, and

(4) any other information provided on this form is true and correct.

CERTIFICATION INSTRUCTIONS – You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

Signature:                                                                   Date:                     , 2013

Name:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, backup withholding will apply to all reportable payments made to me until I provide such number.

(Signature)	(Date)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF

THE OFFER TO EXCHANGE

$100,000,000 AGGREGATE PRINCIPAL AMOUNT OF

6 3/4% SENIOR NOTES DUE 2019 (CUSIP NOS. 847788 AR7 AND U84570 AG2)

FOR

$100,000,000 AGGREGATE PRINCIPAL AMOUNT OF

6 3/4% SENIOR NOTES DUE 2019 (CUSIP NO. 847788 AQ9)

THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

PURSUANT TO THE PROSPECTUS DATED                     , 2013

1.	Delivery of this Letter and Certificates for Tendered Private Notes; Guaranteed Delivery Procedures.

This Letter is to be completed by holders of Private Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer—Book-Entry Transfer” section of the Prospectus and an Agent’s Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter. Certificates for all physically tendered Private Notes, or Book-Entry Confirmation, as the case may be, as well as this Letter, completed, signed and dated in accordance with the instructions set forth in this Letter, (or manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Private Notes tendered hereby must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

Holders whose certificates for Private Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Private Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures, (1) such tender must be made through an Eligible Institution (as defined below) on or prior to the Expiration Date, (2) the Exchange Agent must receive from such Eligible Institution a Notice of Guaranteed Delivery (completed, signed and dated in accordance with the instructions set forth in the Notice of Guaranteed Delivery), substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Private Notes and the amount of Private Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Private Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with this Letter, completed, signed and dated in accordance with the instructions set forth in this Letter, (or facsimile thereof or Agent’s Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter, will be deposited by the Eligible Institution with the Exchange Agent, and (3) the certificates for all physically tendered Private Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with this Letter, completed, signed and dated in accordance with the instructions set forth in this Letter (or facsimile thereof or Agent’s Message in lieu thereof), with any required signature guarantees and all other documents required by this Letter, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

THE HOLDER ASSUMES THE RISK ASSOCIATED WITH THE DELIVERY OF THIS LETTER OF TRANSMITTAL, THE PRIVATE NOTES AND ANY OTHER REQUIRED DOCUMENTS. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE DEEMED MADE ONLY WHEN THE EXCHANGE AGENT HAS ACTUALLY RECEIVED THE APPLICABLE ITEMS. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH HEREIN, OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONES SET FORTH HEREIN, WILL NOT CONSTITUTE A VALID DELIVERY.

See “The Exchange Offer” section of the Prospectus.

2.	Partial Tenders (not applicable to holders who tender by book-entry transfer).

If less than all of the Private Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Private Notes to be tendered in the box above entitled “Description of Private Notes—Principal Amount Tendered.” A reissued certificate representing the balance of non-tendered Private Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Private Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.	Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter is signed by the registered holder of the Private Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

If any tendered Private Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

If any tendered Private Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

When this Letter is signed by the registered holder or holders of the Private Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Private Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

If this Letter or any certificates or bond powers are signed by a person acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Endorsements on certificates for Private Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm that is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”).

Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Private Notes are tendered: (1) by a registered holder of Private Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Private Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter, or (2) for the account of an Eligible Institution.

4.	Special Issuance and Delivery Instructions.

Tendering holders of Private Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Private Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Private Notes by book-entry transfer may request that Private Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Private Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.	Transfer Taxes.

The Company will pay all transfer taxes, if any, applicable to the transfer of Private Notes to it pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Private Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Private Notes tendered hereby, or if tendered Private Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Private Notes to the Company pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Private Notes specified in this letter.

6.	Waiver of Conditions.

The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.	No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Private Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Private Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Private Notes nor shall any of them incur any liability for failure to give any such notice.

8.	Mutilated, Lost, Stolen or Destroyed Private Notes.

Any holder whose Private Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.	Withdrawal Rights.

For a withdrawal of a tender of Private Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to midnight, Charlotte, North Carolina time, on the Expiration Date. Any such notice of withdrawal must (1) specify the name of the person having tendered the Private Notes to be withdrawn (the “Depositor”), (2) identify the Private Notes to be withdrawn (including certificate number or numbers and the principal amount of such Private Notes), (3) contain a statement that such holder is withdrawing his election to have such Private Notes exchanged, (4) be signed by the holder in the same manner as the original signature on this Letter by which such Private Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Private Notes register the transfer of such Private Notes in the name of the person withdrawing the tender, and (5) specify the name in which such Private Notes are registered, if different from that of the Depositor. If Private Notes have been tendered pursuant to the procedure for book-entry transfer set forth in “The Exchange

Offer—Book-Entry Transfer” section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Private Notes and otherwise comply with the procedures of such Book-Entry Transfer Facility. Any Private Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect thereto unless the Private Notes so withdrawn are validly re-tendered. Any Private Notes that have been tendered for exchange but that are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Private Notes tendered by book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in “The Exchange Offer—Book-Entry Transfer” section of the Prospectus, such Private Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Private Notes) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Private Notes that are properly withdrawn as set forth above may be re-tendered by following the procedures described above at any time on or prior to midnight, Charlotte, North Carolina time, on the Expiration Date.

10.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering Private Notes, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents should be directed to the Exchange Agent, at the address and telephone number set forth herein.